EXHIBIT NO. 23.2

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INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement of Greenwich Air Services, Inc. on Form S-8 of our report dated December 18, 1995 appearing in the Annual Report on Form 10-K of Greenwich Air Services, Inc. for the year ended September 30, 1995.


                                        Deloitte & Touche LLP

                                        /s/ DELOITTE & TOUCHE LLP
                                        --------------------------

September 3, 1996
Miami, Florida